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                                                                    Exhibit 99.2

                              PURCHASE AGREEMENT

     THIS PURCHASE AGREEMENT (this "Agreement") is made as of the 19th day of May, 2000, by and among Hanover Compressor Company, a Delaware corporation (the "Company"), and the purchaser whose name and address is set forth on the signature page hereof (the "Investor").

1.   Authorization and Sale of the Shares.  Subject to the terms and conditions
     ------------------------------------
of this Agreement, the Company has authorized the issuance and sale of up to 1,000,000 shares (the "Shares") of the common stock, par value $.001 per share (the "Common Stock"), of the Company to certain investors in a private placement (the "Offering"). The Company reserves the right to increase or decrease the number of Shares offered and sold in the Offering prior to the Closing Date (as defined below).

2.   Agreement to Sell and Purchase the Shares; Subscription Date.
     ------------------------------------------------------------

     2.1 At the Closing (as defined in Section 3 hereof), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth on the signature page hereto at the purchase price set forth on such signature page.
If the Closing Date has not occurred, the Company's obligation to sell and the Investor's obligation to purchase the Shares will expire on May 31, 2000.

     2.2 The Company proposes to enter into this same form of Purchase Agreement with certain other investors (the "Other Investors") and expects to complete sales of Shares to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the "Investors," and this Agreement and the Purchase Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the "Agreements.")

3.   Delivery of the Shares at Closing.  The completion of the purchase and sale
     ---------------------------------
of the Shares (the "Closing") shall occur at Hanover Compressor Company, 12001 North Houston Rosslyn, Houston, TX 77086 on May 19, 2000. (the "Closing Date") At the Closing, each Investor shall make payment for the Shares to the Company or its order by wire transfer of immediately available funds to the account specified by the Company as set forth on the signature page hereto. Such payment shall be made upon delivery of certificates for the Shares to the respective accounts of the Investors representing the number of Shares set forth on the signature page hereto, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page hereto, in the name of a nominee designated by the Investor.

     The Company's obligation to issue the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the signature page hereto; and (b) the accuracy, in all material respects, of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

     The Investor's obligation to purchase the Shares shall be subject to the accuracy in all material respects of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing. The Investor's obligations are expressly not conditioned on the purchase by any or all of the other Investors of the Shares that they have agreed to purchase from the Company.

4.   Representations, Warranties and Covenants of the Company.  The Company
     --------------------------------------------------------
hereby represents and warrants to, and covenants with, the Investor, as follows:

     4.1  Organization. The Company is duly incorporated and validly existing
          ------------
and in good standing under the laws of the jurisdiction of its organization. The Company has full corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the Exchange Act Documents (as defined below) and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a
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material adverse effect upon the business, financial condition, properties or operations of the Company ("Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

     4.2  Due Authorization.  The Company has all requisite corporate power and
          -----------------
authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.3  Non-Contravention.  The execution and delivery of the Agreements, the
          -----------------
issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a breach of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, or any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or its properties, where such conflict, breach or default is likely to result in a Material Adverse Effect, or
(B) result in the creation or imposition of any material lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or a material acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other material evidence of indebtedness or any material indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which any of them is bound or to which any of the material property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Agreements and the valid issuance and sale of the Shares to be sold pursuant to the Agreements, other than such as have been made or obtained, except for any securities filings required to be made under federal or state securities laws, and except where any failure to obtain any of the foregoing would not have a Material Adverse Effect.

     4.4  Capitalization. The capitalization of the Company as of May 8, 2000 is
          --------------
as follows: 100,000,000 shares of Common Stock and 3,000,000 shares of preferred stock, par value $.01 per share, are authorized under the Company's certificate of incorporation, of which 28,878,516 shares of Common Stock and no shares of preferred stock were issued and outstanding. The Company has not issued any capital stock since that date other than pursuant to the Company's employee benefit plans. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Exchange Act Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party and relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing and other than certain registration rights previously granted by the Company to certain Company shareholders which may (under certain circumstances) delay the registration of the Investors' Shares, no preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the issuance and sale of the Shares. Except as set forth in the Exchange Act Documents and Schedule 4.4 hereto, the Company has no subsidiaries (as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) and does not own, directly or indirectly, any equity interest in any firm, partnership, joint venture, association or other entity. Except as disclosed in the Exchange Act Documents, there are no stockholder agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party.

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     4.5   Legal Proceedings.  There is no material legal or governmental
           -----------------
proceeding pending to which the Company or any Subsidiary is a party or of which the business or property of the Company is subject that is not disclosed in the Exchange Act Documents.

     4.6   No Violations.  The Company is not (i) in violation of its charter,
           -------------
bylaws or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or (ii) in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any material bond, debenture, note or any other evidence of indebtedness, or in any material indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which its properties are bound, which would be reasonably likely to have a Material Adverse Effect.

     4.7   Governmental Permits, Etc.  The Company has all necessary franchises,
           -------------------------
licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to currently possess would not reasonably be expected to have a Material Adverse Effect.

     4.8   Intellectual Property.  The Company owns, possesses or can acquire on
           ---------------------
reasonable terms, adequate trademarks, trade names or other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "Intellectual Property") necessary to conduct the business now operated by the Company, or presently employed by the Company, and has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property that, if determined adversely to the Company, would be reasonably likely to have a Material Adverse Effect.

     4.9   Financial Statements.  The financial statements of the Company and
           --------------------
the related notes contained in the Exchange Act Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the Exchange Act Documents.

     4.10  No Material Adverse Change.  Since March 31, 2000, there has not been
           --------------------------
(i) any Material Adverse Effect affecting the Company, (ii) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company other than the declaration by the Company's board of directors on May 18, 2000 of a 2:1 stock dividend payable to holders of Common Stock on June 13, 2000, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which has had a Material Adverse Effect.

     4.11  Disclosure. The information contained in the Exchange Act Documents
           ----------
as of the date of the filing of such Exchange Act Documents did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.12  NYSE Compliance. The Company's Common Stock is registered pursuant to
           ---------------
Section 12(g) of the Exchange Act (as defined in Section 4.13) and is listed on the New York Stock Exchange (the "NYSE"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the NYSE, nor has the Company received any notification that the Securities and Exchange Commission (the "SEC") or the NYSE is contemplating terminating such registration or listing.

     4.13  Reporting Status.  The Company has filed in a timely manner all
           ----------------
documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the 12 months

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preceding the date of this Agreement. The following documents complied in all material respects with the SEC's requirements as of their respective filing dates:

           (a) Annual Report on Form 10-K for the Year Ended December 31, 1999, filed with the SEC on March 30, 2000;

           (b) Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 19, 2000;

           (c) Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2000, filed with the SEC on May 15,2000;

           (d) Current Reports on Form 8-K, filed with the SEC on May 5, 2000;
               and

           (e) All other documents, if any, filed by the Company with the SEC since December 31, 1999 pursuant to the reporting requirements of the Exchange Act (collectively, the "Exchange Act Documents").

     4.14  Listing.  The Company shall use its reasonable best efforts to comply
           -------
with all requirements of the NYSE with respect to the issuance of the Shares and the listing thereof on the NYSE.

     4.15  No Manipulation of Stock.  The Company has not taken and will not, in
           ------------------------
violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

     4.16  Accountants. PriceWaterhouseCoopers LLP, who have expressed their
           -----------
opinion with respect to the financial statements to be incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 1999 into the Registration Statement (as defined below) and the Prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

     4.17  Contracts.  The contracts described in the Exchange Act Documents or
           ---------
incorporated by reference therein that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect.

     4.18  Properties.  The Company has good and marketable title to all the
           ----------
properties and assets reflected as owned by it in the financial statements included in or incorporated by reference into the Exchange Act Documents, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except
(i) those, if any, reflected in such financial statements, or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to their respective businesses. Except as disclosed in the Exchange Act Documents, the Company owns or leases all such properties as are necessary to its operations as now conducted.

     4.19  Taxes. The Company has filed all necessary federal, state and foreign
           -----
income and franchise tax returns, except where the failure to file such returns would not have a Material Adverse Effect. The Company has paid all taxes shown as due thereon; and, other than tax deficiencies that the Company is contesting in good faith and for which adequate reserves have been provided, there is no tax deficiency that has been asserted against the Company that would have a Material Adverse Effect.

     4.20  Transfer Taxes. On the Closing Date, all stock transfer or other
           --------------
taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Investor hereunder will

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be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

     4.21  Investment Company. The Company is not required to be registered as
           ------------------
an "investment company" under the Investment Company Act of 1940, as amended.

     4.22  Offering Materials.  Other than the Exchange Act Documents (the
           ------------------
"Offering Materials"), the Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Shares. The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of Section 5 of the Securities Act.

     4.23  Insurance.  The Company maintains and will continue to maintain
           ---------
insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

     4.24  Contributions.  The Company has not at any time since its
           -------------
incorporation, directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

     4.25  Legal Opinion  The Company shall cause to be delivered to the
           -------------
Investors by counsel to the Company a customary legal opinion pertaining to Rule 10b-5 under the Exchange Act and to the availability of an exemption from the registration provisions of the Securities Act.

5.   Representations, Warranties and Covenants of the Investor.
     ---------------------------------------------------------

     5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares and no arrangement or understanding exists with any other person regarding the distribution of such Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the signature page hereto for use in preparation of the Registration Statement (as defined in Section 7.1) and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied only upon the Offering Materials and the representations and warranties of the Company contained herein. Investor understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein. Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire attached as Exhibit A hereto, which questionnaire is true and correct in all material respects.

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

     5.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required.

     5.3 The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement, including
Section 7.2 hereof, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied, and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus.

     5.4 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as rights to indemnity may be limited by state or federal securities laws or public policy underlying such laws.

     5.5 Investor will not, prior to the effectiveness of the Registration Statement, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a "Disposition"), the Shares if doing so would be in violation of applicable securities laws, nor will Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of the Shares by the Investor or any other person or entity. Such prohibited hedging or other transactions would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Shares.

     5.6 The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

6.   Survival of Representations, Warranties and Agreements. Notwithstanding any
     ------------------------------------------------------
investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

7.   Registration of the Shares; Compliance with the Securities Act.
     --------------------------------------------------------------

     7.1  Registration Procedures and Expenses.  The Company shall:
          ------------------------------------

          (a) prepare and file with the SEC, within 90 days after the Closing Date, a registration statement on Form S-3 (the "Registration Statement"), to enable the resale of the Shares by the Investors from time to time on a national securities exchange or in privately-negotiated transactions;

          (b) use its reasonable best efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to become effective as soon as practicable, but in no event later than 150 days after the Closing Date;

          (c) use its reasonable best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not exceeding, with respect to the Investor's Shares purchased hereunder, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) such time as all Shares purchased by such Investor in this Offering have been sold pursuant to a registration statement;

          (d) furnish to the Investor with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor, provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

          (e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

          (f) bear all expenses in connection with the procedures in paragraph
 (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement; and

          (g) advise the Investors promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and the Company will promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

          (h) With a view to making available to the Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell Shares to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor's Shares may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Investor's Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to the Investor upon request, as long as the Investor owns any Shares, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Shares without registration.

     The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder, provided, however, that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the 90th day after such SEC notification, or (ii) 150 days after the initial filing of the Registration Statement with the SEC.

   7.2    Transfer of Shares After Registration; Suspension.
          -------------------------------------------------

     (a) The Investor agrees that it will not effect any Disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

     (b) Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i); and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

     (c) Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information;
(ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a notice in writing to the Investor (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a "Suspension") until the Investor's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable.

     (d) Provided that a Suspension is not then in effect, the Investor may sell Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares (or arranges for delivery of such to the transferee's broker). Upon receipt of a written request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

     (e) In the event of a sale of Shares by the Investor, the Investor must also deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached as Exhibit B hereto, so that the Shares may be properly transferred.

     7.3 Piggy back Registrations. (a) The Company shall use its best efforts to notify all Investors in writing at least twenty (20) days before filing any registration statement under the Securities Act for purposes of effecting an underwritten public offering by the Company of securities of the Company (excluding registration statements relating to any employee benefit plan or a corporate merger, acquisition or reorganization, or any Form S-3 similar shelf registration statements relating to the non-underwritten offer and sale of securities for the account of persons or entities other than the Company) and will afford each such Investor an opportunity to include in such registration statement all or any part of the Shares then held by such Investor. Each Investor desiring to include in any such registration statement all or any part of the Shares held by such Investor shall, within ten (10) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Shares such Investor wishes to include in such registration statement. If an Investor decides not to include all of its Shares in any such registration statement filed by the Company, such Investor shall nevertheless continue to have the right to include any Shares in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities as described above, all upon the terms and conditions set forth herein. The Investors' rights to include any Shares in any offering under this Section are subject in all events to the ability of the managing underwriter for such offering to exclude some or all of the Shares requested to be registered on the basis of a good faith determination that inclusion of such securities might adversely affect the success of the offering or otherwise adversely affect the Company. Any such exclusion shall be pro rata among all Investors who have requested to sell Shares in such registration.

     (b) Underwriting. If a registration statement under which the Company gives notice under this Section is for an underwritten offering, then the Company shall so advise the Investors . In such event, the right of any such Investor's Shares to be included in a registration pursuant to this Section shall be conditioned upon such Investor's participation in such underwriting and the inclusion of such Investor's Shares in the underwriting to the extent provided herein. All Investors proposing to distribute their Shares through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting and shall furnish such information and documents as the Company or the managing underwriter or underwriters may reasonably request. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude Shares from the registration and the underwriting, pro rata among all Investors who have requested to sell Shares in such registration. If any Investor disapproves of the term of any such underwriting, such Investor may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten
(10) business days prior to the effective date of the registration statement. Any Shares excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

     (c) Expenses. The Investors shall be responsible for their pro rata share of registration fees and underwriters' and brokers' discounts and commissions relating to any Shares included in such registration and for fees for their counsel. Other registration expenses (such as legal and accounting fees of counsel to the Company, printing fees, road show expenses, and the like) shall be borne by the Company.

     (d) Number of Piggyback Registrations. The piggyback registration rights granted to the Investors under this Section shall apply to the first three registrations of the type described in Section 7.3(a) filed by the Company after the Closing.

     7.4  Indemnification.  For the purpose of this Section 7.4:  (i)  the term
          ---------------
"Selling Stockholder" shall include the Investor and any officer, director, each person who controls such Investor within the meaning of Section 15 of the Securities Act, any affiliate of such Investor; (ii) the term "Registration Statement" shall include any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and (iii) the term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (a) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, or
 (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Stockholder for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however,
                                                              --------  -------
 that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Sections 5 or 7.2 hereof or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor prior to the pertinent sale or sales by the Investor.

     (b) The Investor agrees to severally indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company, each director of the Company and any affiliate of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director, controlling person or affiliate) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Sections 5 or 7.2 hereof, or (ii) any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor, and the Investor will reimburse the Company (or such officer, director, controlling person or affiliate), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

     (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7.4 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section
 7.4. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would preclude, in the reasonable opinion of counsel to the indemnified person, the same counsel from representing both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the reasonable expense of such indemnifying person; provided, however, that no indemnifying person shall
                           --------  -------
 be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably
                           --------
 withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in this Section 7.4 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investors on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

     (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.4, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.4 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.4, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.4 and further agree not to attempt to assert any such defense.

     7.5  Termination of Conditions and Obligations.  The conditions precedent
          -----------------------------------------
imposed by Section 5 or this Section 7 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

8.  Notices.  All notices, requests, consents and other communications hereunder
    -------
shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

               (a)  if to the Company, to:

               Hanover Compressor Company
               12001 North Houston Rosslyn
               Houston, TX  77086
               Attention:  Michael J. McGhan

               With a copy to:

               Latham & Watkins
               233 South Wacker Drive, Suite 5800
               Chicago, IL  60606
               Attention:  Richard S. Meller, Esq.

               (b) if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing in accordance with this Section 8.

9.  Publicity. The Company will not issue any public statement, press release or
    ---------
any other public disclosure, that includes either of the Investors' names, without such Investor's prior written consent. If the Company is required by an applicable law, regulation, or securities exchange rule to disclose either of the Investor's names, the Company will give the Investor reasonable notice of the required disclosure.

10.  Changes.  This Agreement may not be modified or amended except pursuant to
     -------
an instrument in writing signed by the Company and the Investor.

11.  Headings.  The headings of the various sections of this Agreement have been
     --------
inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

12.  Severability.  In case any provision contained in this Agreement should be
     ------------
invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13.  Governing Law.  This Agreement shall be governed by, and construed in
     -------------
accordance with, the laws of the State of New York, without giving effect to any choice of law provisions thereof, and the federal law of the United States of America.

14.  Counterparts.  This Agreement may be executed in two or more counterparts,
     ------------
each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly-authorized representatives shown below.

                                    Janus Investment Fund on behalf of its
                                    --------------------------------------
                                    series Janus Enterprise Fund
                                    ----------------------------
                                    "INVESTOR"

                                    By:  /s/ Heidi J. Walter
                                          ------------------

                                    Print Name:  Heidi J. Walter
                                                 ---------------

                                    Title: Vice President
                                           --------------

                                    Address:  100 Fillmore Street
                                              -------------------
                                              Denver, CO 80206
                                              ----------------

                                    Number of Shares:  551,875
                                                       -------

                                    Aggregate Purchase Price   $33,112,500
                                                               -----------

                                    Tax ID No.:  84-1202943
                                                 ----------

                                    Contact name:  Heidi J. Walter
                                                   ---------------

                                    Telephone: (303) 394-7609
                                               --------------

                                    Name in which shares should be
                                    registered (if different):  Newsworthy & Co.
                                                                ----------------


Accepted and Agreed to by:
                                    HANOVER COMPRESSOR COMPANY:

                                    By:     /s/ William A. Goldberg
                                            -----------------------

                                    Title:  EVP

                                    Date:   5/23/00

                                                                       Exhibit A
                                                                       ---------

                            INVESTOR QUESTIONNAIRE

               (ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:  Hanover Compressor Company

   This Investor Questionnaire ("Questionnaire") must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $.001 per share, of the Company (the "Shares"). The Shares are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the "Securities Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Shares to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

   This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire, you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Shares will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Shares. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.   BACKGROUND INFORMATION
     ----------------------

Name:  Janus Investment Fund on behalf of its series Janus Enterprise Fund
       -------------------------------------------------------------------

Business Address:  100 Fillmore Street, Denver, CO  80206
                   --------------------------------------

Telephone Number: (303) 394-7609
                  --------------

Residence Address:______________________________________________________________
                                      (Number and Street)

________________________________________________________________________________
(City)                            (State)                      (Zip Code)

Telephone Number: (___)_________________________________________________________

If an individual:
Age: __________  Citizenship: __________  Where registered to vote: ____________

If a corporation, partnership, limited liability company, trust or other entity:
Type of entity:  Business Trust
                 --------------
State of formation: Massachusetts_  Date of formation:  August 28, 1981-
                                                        ----------------

Social Security or Taxpayer Identification No.  84-1202943
                                                ----------

Send all correspondence to (check one): ____ Residence Address   X  Business
                                                               -----
Address

B.   STATUS AS ACCREDITED INVESTOR
     -----------------------------

The undersigned is an "accredited investor" as such term is defined in Regulation D under the Securities Act, as at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please
                                                                      ------
initial one or more, as applicable): /1/
----------------------------------

  X   (1)  a bank as defined in Section 3(a)(2) of the Securities Act, or a
-----
savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

____ (4) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,000;

____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

____ (7) an entity in which all of the equity owners are accredited investors (as defined above).
----------------------
/1/ As used in this Questionnaire, the term "net worth" means the excess of total assets over total liabilities.

C.   REPRESENTATIONS
     ---------------

   The undersigned hereby represents and warrants to the Company as follows:

1. Any purchase of the Shares would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2. The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Shares by the undersigned or any co-purchaser.

3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4. The undersigned acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Purchase Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission or until the Company has amended or supplemented such Prospectus.
The undersigned is aware that, in such event, the Shares will not be subject to ready liquidation, and that any Shares purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned's net worth and financial circumstances, and any purchase of the Shares will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Shares.

5. In addition to reviewing the Offering Materials (as defined in the Purchase Agreement to which this Questionnaire is attached), the undersigned has carefully considered the potential risks relating to the Company and a purchase of the Shares, and fully understands that the Shares are speculative investments which involve a high degree of risk of loss of the undersigned's entire investment. Among others, the undersigned has carefully considered each of the risks described in the Offering Materials.

6. Except as set forth below, (a) the undersigned has had no position, office or other material relationship currently or within the past three years with the Company or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member. Exceptions:

Janus Funds Distributor, Inc., a limited purpose broker dealer
--------------------------------------------------------------

     (If no exceptions, write "none." If left blank, response will be deemed to be "none.")

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this 19th day of May, 2000, and declares under oath that it is truthful and correct.


                              Heidi J. Walter
                              --------------------------------------
                              Print Name


                              By:  /s/ Heidi J. Walter
                                   ---------------------------------
                              Signature

                              Title: Vice President
                                     -------------------------------
                                     (required for any purchaser that is a
                                     corporation, partnership, trust or other entity)

                                                                       Exhibit B
                                                                       ---------

                        CERTIFICATE OF SUBSEQUENT SALE
                        ------------------------------

[Transfer Agent]

          RE: Sale of Shares of Common Stock of the Company pursuant to the Company's Prospectus dated __________, 2000 (the "Prospectus")

Dear Sir/Madam:

     The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner): ____________________________________

Record Holder (e.g., if held in name of nominee): ______________________________

Restricted Stock Certificate No.(s): ___________________________________________

Number of Shares Sold: _________________________________________________________

Date of Sale: __________________________________________________________________

     In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

                                    Very truly yours,

Dated: _______________________      By: ________________________________

                                    Print Name: ________________________

                                    Title: _____________________________